QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) the undersigned, Mogens C. Bay, Chief Executive Officer, and Terry J. McClain, Chief Financial Officer of Valmont Industries, Inc. (the "Company"), have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 (the "Report").

The undersigned hereby certifies that:

        1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        IN WITNESS WHEREOF, the undersigned has executed this certification as of the 5th day of August, 2002.

/s/ MOGENS C. BAY Mogens C. Bay Chief Executive Officer
/s/ TERRY J.MCCLAIN Terry J. McClain Chief Financial Officer

QuickLinks

  Exhibit 99.1